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                                                                EXHIBIT 10.22

                        SECURITIES RESTRICTION AGREEMENT


         SECURITIES RESTRICTION AGREEMENT ("Agreement") dated as of November 2, 1995, by and among PARK 'N VIEW, INC., a Delaware corporation (the "Company"), the Existing Investors as set forth on Exhibit A attached hereto and made a part hereof and the Investors as set forth on Exhibit B attached hereto and made a part hereof. The parties hereto other than the Company are referred to herein collectively as the "Securityholders" and each individually as a "Securityholder."

         Definitions. Terms initially capitalized but not otherwise defined herein shall have the meanings given such terms in the Stock Purchase Agreements, except for the following:

               "Event of Option" shall mean the occurrence of any of the following:

               (a) if any Securityholder shall: (i) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian or make a general assignment for the benefit of creditors for itself or any of its property, (any of which shall be referred to herein as a "Receiver"), or in the absence of such application, consent or acquiesce, permit or suffer to exist the appointment of a Receiver and such Receiver shall not be discharged within 60 calendar days; (ii) commit any act of bankruptcy or permit or suffer to exist the commencement of any bankruptcy reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding in respect of itself, and, if any such case or proceeding is not commenced by such Securityholder, if such case or proceeding shall be consented to or acquiesced in by such Securityholder, or shall result in the entry of an order for relief and shall remain undismissed for 30 days; or (iii) take any corporate or other action authorizing, or in furtherance of, any of the foregoing; or

               (b) a writ of attachment, levy or other court order which prevents a Securityholder from exercising his, her or its voting and/or other rights in connection with all or a portion of his, her or its Stock in the Company shall be entered and shall remain undismissed for 30 days.

               "Non-Participating Investor" shall mean a Holder of Securities that does not exercise its rights of first refusal under Section 3(a) of the Securityholders' Agreement in connection with a transaction in which other Holders of Securities purchase securities of the Company pursuant to such section and any nominee for or Affiliate of such Holder unless such failure to exercise its rights of first refusal under Section 3(a) of the Securityholders' Agreement is due to a Regulatory Problem, as defined therein.



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               "Prospective Purchaser" shall mean any person to whom a holder shall desire to sell shares of Common Stock and who shall be identified by such Securityholder to the Company and the Holders of Securities under the terms of Subsection (A) of Section I hereof.

               "Securities" shall mean at any time, the shares of then outstanding Common Stock, Series A Preferred Stock and Subordinated Notes; provided, however, that Securities shall not be deemed to include any shares of Common Stock after such shares have been registered under the Securities Act and sold pursuant to such registration or any shares sold without registration under the Securities Act in compliance with Rule 144, or pursuant to any other exemption from registration under the Securities Act to a person who is free to resell such shares without registration under the Securities Act; and provided, further, that at any time subsequent to the closing of the Initial Public offering, Securities shall not include any shares which are eligible to be sold without registration under the Securities Act in compliance with subsection (k) of Rule 144.

               "Sale" means the consolidation or merger of the Company into or with any corporation or corporations (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change -- other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination -- of outstanding shares of the Company's Stock of any class or series, whether now or hereafter authorized), or the sale or transfer by the Company of all or substantially all of its assets.

               "Securities Purchase Agreements" shall mean those certain Securities Purchase Agreements dated as of hereof by and between the Company and each of the Investors, as defined therein.

               "Subordinated Notes" shall mean the subordinated promissory notes, 8% coupon, sold pursuant to the Securities Purchase Agreements.

               "Series A Preferred Stock" shall mean the $.01 par value Preferred Stock designated as Series A Preferred Stock pursuant to the Certificate of Designation referred to in the Securities Purchase Agreement.

1.        Right of First Refusal; Right of Co-Sale.

(A) Right of First Refusal. (1) Except in the event of a public offering, merger, consolidation, exchange of securities of the Company approved by the stockholders of the Company, in the event that a Securityholder desires to sell any or all of the shares of Common Stock owned by such Securityholder and receives a bona fide offer therefor (the "Selling Securityholder"), such Selling Securityholder shall so notify the Holders of Securities in writing. The notice to the Holders of Securities shall be delivered to them by hand, or by first-class, certified or overnight mail, postage prepaid, or by telecopier, to their respective addresses as shown on the books of the



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Company, which addresses shall be provided to the Selling Securityholder by the
Company. Each notice shall set forth the identity and mailing address of the prospective purchaser ("Prospective Purchaser"), the quantity and description of the Common Stock proposed to be sold, the price per share to be received therefor, the number of shares purchasable by each Holder of Securities as determined in accordance herewith and the address of the Selling Securityholder to which the Holders of Securities and/or the Company may send notices to such Selling Securityholder required hereunder. If the Selling Securityholder is also selling Series A Preferred Stock and/or Subordinated Notes, then in order to exercise its right of first refusal, Holders or the Company must purchase all Securities being sold.

               The Selling Securityholder shall advise the Holders of Securities by providing them with written notice, whereupon each Holder of Securities shall be entitled, for a period of 20 days from the date of such notice, to purchase upon the terms set forth in such notice, that proportion of the Common Stock as such Securityholder's aggregate holding of Securities then bears to the aggregate holding of Common Stock held by all Holders of Securities exercising their right under this Subsection l(A)(1) (excluding all Securities held by Non-Participating Investors) by the tender of an official bank check or certified check for the appropriate amount to the Selling Securityholder, by first class, certified or overnight mail, postage prepaid, addressed to the Selling Securityholder at the address specified in the notice, within 30 days after being notified of the availability of such rights pursuant hereto. Within five days after the receipt of such official bank or certified check from the Company, the Selling Securityholder shall surrender to the Company, by hand delivery or by first class, certified or overnight mail, postage prepaid, addressed to the Company as aforesaid, the certificate or certificates representing the Common Stock sold in accordance herewith. If the certificate or certificates surrendered by the Selling Securityholder represent a greater number of shares of Common Stock than have been so sold, the Company shall promptly issue to the Selling Securityholder a new certificate representing the shares of Common Stock not so sold. Upon receipt by the Company of certificates representing the Common Stock sold in accordance herewith, the Company shall issue to each purchaser (or to the nominee of such purchaser) of such Common Stock a new certificate representing such shares.

               (2) If any Holders of Securities eligible to exercise the right granted pursuant to Section (A)(1) of this Section 1 do not exercise such right, in whole, the Selling Securityholder shall advise the Holders of Securities who exercised their rights under Subsection (A)(1) of this Section 1 by providing them written notice, delivered by hand or by first-class, certified or overnight mail, postage prepaid or by telecopier, within 5 days after the earlier of (i) the expiration of the 20 day period specified in Subsection (A)(1) above or (ii) the date the Selling Securityholder has determined the total number of shares of Common Stock being purchased pursuant to Subsection (A)(1) of this Section 1. Each such Holder of Securities shall thereupon be entitled, for a period of 7 days from the date of such notice, to purchase some or all of the shares of Common Stock not otherwise purchased under Subsection (A) (1) of this Section 1; provided, however, that to the extent that more than one such Holder desires to purchase shares of Common Stock exceeding that proportion as such purchaser's aggregate



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holding of Securities then bears to the aggregate holding of Securities then held by all Holders of Securities which exercised their rights granted under Subsection (A)(1) of this Section 1 ("Excess Securities"), the amount of such Excess Securities which each such Holder shall be entitled to purchase shall be reduced pro rata in accordance with that proportion as the number of shares of Securities of which such Holder is then the Holder bears to the total number of shares of Securities then held by all such Holders desiring to purchase Excess Securities pursuant to this Subsection (A)(2). The rights granted by this Subsection (A)(2) shall be exercisable, in whole or in part, in the manner described in Subsection (A)(1) of this Section 1.

               (B) Right of Co-Sale. In the event that there are any shares of Common Stock not purchased by one or more of the Holders of Securities through the exercise of the rights granted in Subsection (A) of this
Section 1, no transfer of any of such shares shall be made other than in compliance with this Subsection (B). The Selling Securityholder shall notify the Holders of Securities, in the manner described in Subsection (A) of this
Section 1, of the number of shares of Common Stock remaining to be sold to the Prospective Purchaser, restating the price to be paid in exchange therefor and the terms of the proposed transaction. Such notice shall state the maximum number of shares of Common Stock which may be sold to the Prospective Purchaser by each Holder of Securities as determined in accordance herewith. With respect to any shares of Common Stock which were unsold, each Holder of Securities shall thereupon be entitled for a period of 20 days after the date of such notice to offer to sell to the Prospective Purchaser, for such price and upon such terms, that proportion (rounded to the nearest whole share) of the number of shares of Common Stock proposed to be sold as such Holder's aggregate holding of Securities then bears to the aggregate amount of Securities then held by all Holders of Securities exercising their rights of co-sale under this Subsection (B). The rights granted to the Holders of Securities in this Subsection (B) may be exercised in whole or in part and shall be exercised by the tender, conditioned upon receipt of the consideration for the Common Stock sold hereunder, of the maximum number of shares of Common Stock the Holder thereof desires to sell, endorsed and in transferable form, free and clear of liens, claims, security interests and other encumbrances, to the Company, which shall act as agent for purposes of such sale. On the first business day following the date 20 days following the date of the first notice given to the Holders of Securities, the Company shall notify the Selling Securityholder, the Holders of Securities, and the Prospective Purchaser of the amount of Securities to be sold under this Subsection (B) of Section 1, the price to be paid for any shares of Common Stock and the price therefor. In such notice to the Prospective Purchaser, the Company shall direct the Prospective Purchaser to furnish to the Company, as agent, within 10 days of the date of such notice, the price of such tendered shares of Common Stock in the form of an official bank or certified check or checks in specified amounts. Promptly upon receipt of such check or checks, the Company shall (i) transmit each check (duly endorsed, if necessary) to the respective tendering Holder or Holders of Securities (ii) transfer the shares so purchased on the books of the Company into the name of the purchaser thereof, (iii) transmit certificates for such shares to the Prospective Purchaser thereof by first class or certified mail,
(iv) transmit tendered shares not so purchased to the Holder thereof by first class or certified mail, (v) notify the Holders of Securities in writing, delivered by hand or by first-class, certified or overnight mail, postage prepaid, or by telecopier,



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of such sale within 5 days following the completion thereof. In the event that, as to any tender of shares of Common Stock or by the Holders of Securities pursuant hereto, the entire purchase price for all shares of Common Stock duly tendered and eligible for sale under this Subsection (B) is not received from the Prospective Purchaser within the aforesaid 10-day period, the Company shall promptly (i) return to the Holders of Securities all the shares of Common Stock tendered by such Holders, delivered by hand or by first class, certified or overnight mail, postage prepaid, and (ii) notify the Selling Securityholder of the return of such shares of Common Stock . Any shares of Common Stock tendered by a Holder of Securities as aforesaid received by the Company more than 20 days following the date of the first notice given to the Holders of Securities pursuant to this Subsection (B) shall be ineligible for sale in accordance with such notice and the Company shall promptly return such shares of Common Stock to the tendering Holder, delivered by hand or by first class, certified or overnight mail. The balance of the number of shares of Common Stock to be sold to the Prospective Purchaser, after deduction of the number of shares of Common Stock properly tendered, if any, by one or more Holders of Securities in accordance herewith, except in the event of a public offering, merger, consolidation, exchange of securities of the Company approved by the stockholders of the Company, may be sold by the Selling Securityholder to the Prospective Purchaser, at the price and upon the terms set forth in the first notice given to the Holders of Securities pursuant to this Subsection (B), not less than 20 days nor more than 60 days following the expiration of the 20-day period during which Holders of Securities were entitled to exercise their rights of co-sale hereunder but only if the Prospective Purchaser has timely paid the purchase price for all shares properly tendered by such Holders and eligible for sale under this Subsection (B).

               (C) Non-Participating Investors. Notwithstanding the foregoing provisions of this Section 1, a Non-Participating Investor shall not be entitled to exercise any rights pursuant to Subsection (A) of this Section
1. However, a Non-Participating Investor may participate in a sale pursuant to Subsection (B) of this Section 1.

               (D) Transfers to Affiliates. Notwithstanding anything in this Section 1 to the contrary, any record owner of Common Stock purchased by a Securityholder pursuant to the Securities Purchase Agreements may from time to time transfer all or part of such record owner's Common Stock purchased pursuant to the Securities Purchase Agreements: (i) to a nominee identified in writing to the Company as being the nominee of or for such record owner, and any nominee of or for a beneficial owner of Common Stock purchased pursuant to the Securities Purchase Agreements identified in writing to the Company as being the nominee of or for such beneficial owner may from time to time transfer all or part of Common Stock purchased pursuant to the Securities Purchase Agreements registered in the name of such nominee but held as nominee on behalf of such Securityholder, to such Securityholder; (ii) an Affiliate of such Securityholder; or (iii) if such Securityholder is a partnership or the nominee of a partnership, to a partner, retired partner, or estate of a partner or retired partner, of such partnership, so long as such transfer is in accordance with the transferee's interest in such partnership and is without consideration; provided, however, that each such transferee shall remain subject to all restrictions on the transfer of Securities herein contained.



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               (E)       Termination of Provisions of this Section 1.  The
rights granted and obligations imposed in this Section 1, shall terminate on the first date on which shares of Common Stock are sold in an Initial Public Offering, provided, however, that notwithstanding the foregoing provisions of this Subsection l(E), all rights granted and obligations imposed in this
Section 1 shall terminate on the date of consummation of Sale.

          2.   Sale of the Company.

               (A) Obligation to Sell. Upon a Sale, each Securityholder shall sell, exchange or otherwise transfer his shares of Common Stock in accordance with the terms and conditions of the Sale if such Sale was approved by the Holders of at least a majority of each class of the outstanding Securities. Each Securityholder shall execute such documents and perform such acts, including, without limitation, voting his, her or its shares of Common Stock, as may be reasonably necessary to consummate such transfer of his shares of Common Stock; provided, however, that no Securityholder who is not an officer of the Company shall be required to make any representations or warranties in any such document, other than with respect to the status of such Securityholder's title to its or his share of Common Stock and whether or not it or he is an Accredited Investor (as that term is defined in Rule 501 promulgated by the Securities and Exchange Commission under the Securities
Act).

          3.   Event of Option.

               (A) Company's Right of Option. Upon the occurrence of an Event of Option, the Securityholder who is the subject of the Event of Option (the "Optioner") shall notify the Company in writing (such notice to be referred to as the "Optioner's Notice"), delivered by hand or by first-class, certified or overnight mail, postage prepaid, or by telecopier, within 5 days after the occurrence of such Event of option, of its occurrence and nature. The Company shall, within 7 days after its receipt of such notice, notify all Holders of Securities other than the Optioner, such notice to be in writing, delivered by hand, or by first-class, certified or overnight mail, postage prepaid, or by telecopier, to their respective addresses as shown on the books of the Company. Each such notice shall set forth the identity of the Optioner, the nature of the Event of Option and the quantity and description of the Common Stock owned by the Optioner.

               The Company shall thereupon be entitled, for a period of 20 days after the delivery to it of the calculations of Fair Market Value to be made pursuant to the last sentence of this Subsection (A), to purchase at a price per share equal to the Fair Market Value of Common Stock, any or all of the Optioner's shares of Common Stock by the tender of an official bank or certified check for the appropriate amount to the Optioner. Within 3 days after the receipt of such check from the Company, the Optioner shall surrender to the Company by hand delivery or by first-class, certified or overnight mail, postage prepaid, addressed to the Company, the certificates representing the shares of Common Stock sold in accordance herewith. If the certificate or certificates surrendered by the Optioner represent a greater number of shares of



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Common Stock than have been sold, the Company shall promptly issue to the
Optioner a new certificate representing the shares of Common Stock not so sold. As used in this Section 3, the term "Fair Market Value" shall mean the fair market value per share of Common Stock on the date of the relevant Event of Option as applicable, as determined by the firm of certified public accountants regularly engaged by the Company to audit its financial statements, which determination the Company shall cause its accountants to make and deliver to the Company no later than 20 days after its receipt of the Optioner's Notice.

               (B)       Investors' Rights to Option.

(1) If the Company does not exercise, in whole, the option granted under Subsection (A) of this Section 4 by the end of the 20 day option period referred to therein, the Company shall so advise the Holders of Securities other than the Optioner, by providing them with written notice as aforesaid within 7 days after the expiration of the aforesaid 20 day period. Each Holder of Securities, other than the Optioner and Non-Participating Investors, shall thereupon be entitled, for a period of 20 days from the date of such notice, to purchase that proportion of the Common Stock for which the Company did not exercise its rights under Subsection (A) of this Section 3 as such purchaser's aggregate holding of Securities then bears to the aggregate holding of Securities then held by all Holders of Securities (excluding all Securities held by Non-Participating Investors). The rights granted by this Subsection
(B)(1) shall be exercisable, in whole or in part, in the manner described in Subsection (A) of this Section 3. In addition, upon receipt by the Company of Common Stock sold in accordance herewith, the Company shall issue to each purchaser of such Common Stock (or to the nominee of such purchaser) a new certificate representing such shares.

                         (2)       If any Holders of Securities eligible to
exercise the option granted pursuant to Section (B)(1) of this section 3 do not exercise such right, in whole, the Company shall advise the Holders of Securities who exercised their rights under Subsection (B)(1) of this Section 3 by providing them written notice within 5 days after the expiration of the 20 day period specified in Subsection (B)(1) above. Each such Holder of Securities shall thereupon be entitled, for a period of 7 days from the date of such notice, to purchase some or all of the shares of Common Stock not otherwise purchased under Subsections (A) or (B) of this Section 3; provided, however, that to the extent that more than one such Holder exercising its rights granted under this Subsection (B)(2) desires to purchase Common Stock exceeding that proportion as such purchaser's aggregate holding of Securities then bears to the aggregate holding of Securities then held by all Holders of Securities which exercised their rights granted under Subsection (B)(1) of this Section 3 ("Excess Option Securities"), the amount of such Excess Securities which each such Holder shall be entitled to purchase shall be reduced pro rata in accordance with that proportion as the number of shares of Common Stock of which such Holder is then the Holder bears to the total number of shares of Common Stock then held by all such Holders desiring certificates representing the Common Stock, to purchase Excess Option Securities pursuant to this Subsection (B)(2). The rights granted by this Subsection (B)(2) shall be exercisable, in whole or in part, in the manner described in Subsection (B)(1) of this Section 3.



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               (C)       Shares Not Purchased

               Any shares not purchased pursuant to Subsection (A) or (B) of this Section 3 shall continue to be subject to an open option to purchase by the Company or by the Holders of any Securities other than the Optioner. Any transfer, sale or disposition of such shares subject to this option shall not be valid unless the intended transferee has executed and delivered to the Company, a valid and binding agreement to such effect as a condition to such transfer, sale, or disposition.

               (D)       Information

               Upon the occurrence of an Event of Option, the Optioner shall cease to be entitled to receive information pursuant to Section 6.5 and 6.8 of the Securities Purchase Agreements and shall cease to have any rights under Sections 6.6 of the Securities Purchase Agreements.

          4.   Limitations on Transfer: Legend.

               (A) Transfer Limitations and Exceptions. FOR SO LONG AS THIS AGREEMENT SHALL REMAIN IN EFFECT, THE SECURITYHOLDERS SHALL NOT, DIRECTLY OR INDIRECTLY, OFFER FOR SALE, SELL, ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE, ENCUMBER, CONVEY IN TRUST, GIFT, TRANSFER BY REQUEST, DEVISE OR DESCENT OR OTHERWISE DISPOSE OF, OR SUBJECT TO A SECURITY INTEREST, ANY SHARES OF COMMON STOCK OR ANY INTEREST THEREIN WHETHER NOW OWNED OR HEREAFTER ACQUIRED, OWNED BENEFICIALLY OR OF RECORD (EACH OF THE ABOVE-DESCRIBED ACTIONS BY ANY SECURITYHOLDER BEING REFERRED TO HEREIN AS A "TRANSFER"), EXCEPT IN STRICT COMPLIANCE WITH THE PROVISIONS OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT THIS
SECTION 4 SHALL NOT RESTRICT ANY TRANSFER OF SHARES OF COMMON STOCK BY GIFT TO SUCH SECURITYHOLDER'S SPOUSE, LINEAL DESCENDANT OR ANTECEDENT, BROTHER OR SISTER, THE ADOPTED CHILD OR ADOPTED GRANDCHILD, OR SPOUSE OF ANY CHILD, ADOPTED CHILD, GRANDCHILD OR ADOPTED GRANDCHILD OF SUCH SECURITYHOLDER OR TO A TRUST OR TRUSTS FOR THE EXCLUSIVE BENEFIT OF SUCH SECURITYHOLDER OR SUCH SECURITYHOLDER'S FAMILY MEMBERS, OR TRANSFER BY DEVISE OR DESCENT OR IF SUCH SECURITYHOLDER IS A PARTNERSHIP, TO ANY PARTNERS OF SUCH PARTNERSHIP, PROVIDED THAT IN ALL CASES, THE TRANSFEREE OR OTHER RECIPIENT EXECUTES A COUNTERPART COPY OF THIS AGREEMENT AND BECOMES BOUND THEREBY.

               (B) PROHIBITED TRANSFERS. ANY TRANSFER OF SHARES OF COMMON STOCK IN VIOLATION OF THIS AGREEMENT (A "PROHIBITED TRANSFER") SHALL BE NULL AND VOID. THE COMPANY SHALL NOT RECORD ANY PROHIBITED TRANSFER ON ITS BOOKS AND SHALL NOT RECOGNIZE ANY EQUITABLE OR OTHER CLAIM TO, OR ANY INTEREST IN, SECURITIES THAT ARE THE SUBJECT OF A PROHIBITED TRANSFER ON THE PART OF ANY THIRD PARTY.

               (C) LEGEND. ALL CERTIFICATES REPRESENTING SHARES OF COMMON STOCK OF THE COMPANY HELD OR LATER ACQUIRED BY THE PARTIES HERETO SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM:



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               "THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY MAY NOT BE
SOLD, ASSIGNED, BEQUEATHED, TRANSFERRED (INCLUDING BY WILL OR PURSUANT TO THE LAWS OF DESCENT AND DISTRIBUTION OR OTHERWISE), PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF OR BE MADE THE SUBJECT OF A SECURITY INTEREST EXCEPT AS PROVIDED IN THAT CERTAIN SECURITIES RESTRICTION AGREEMENT DATED AS OF NOVEMBER 2, 1995, BY AND AMONG PARK `N VIEW, INC. (THE "COMPANY") AND THE SECURITYHOLDERS OF THE COMPANY, A COPY OF WHICH AGREEMENT IS ON FILE AT THE OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST AND WITHOUT CHARGE. ANY PURPORTED TRANSFER IN VIOLATION OF THAT AGREEMENT SHALL BE VOID."

               Upon termination of this Agreement, if a Securityholder shall so request in writing, the Company shall promptly issue to such Securityholder a new certificate not bearing the foregoing legend representing any shares of Common Stock then held by such Securityholder.

               (D) In the event the Company or Securityholders pursuant to the Registration Rights Agreement propose to make an underwritten public offering of Securities, all Securityholders shall agree not to sell any Securities (including short sales) for a period to be determined by a majority vote of each class of Securities except pursuant to such registration statement without the prior written consent of the Company and the underwriter.

          5. Failure to Deliver Securities If a Securityholder becomes obligated to sell any shares of Common Stock to a Holder of Securities or to the Company under this Agreement and fails to deliver such shares in accordance with the terms of Agreement, such Holder or the Company, as the case maybe, may at its option, in addition to all other remedies it may have, send to such Securityholder the purchase price for such shares of Common Stock as is herein specified. Thereupon, the Company upon written notice delivered by hand or by first-class, certified or overnight mail, postage prepaid, or by telecopier, to such Securityholder, (a) shall cancel on its books the certificate or certificates represent the shares of Common Stock to be sold and (b) shall issue, in lieu thereof, in the name of such Holder or the Company, as the case may be, a certificate or certificates representing such shares of Common Stock and thereupon all of such Securityholder's rights in and to such shares of Common Stock shall terminate.

          6.   Miscellaneous.

               (A)       (i)    Amendments.  This Agreement may not be altered,
amended or supplemented except in a written instrument executed by the Company, Holders of not less than a majority of each class of the then existing Securities.

                         (ii)   Pledge. The parties to the Agreement hereby
consent to the pledge of Securities by Messrs. Williams and Nathanson to secure their obligation to indemnify the Investors and the Company under that certain Indemnification and Stock Pledge Agreement dated November 2, 1995.

               (B) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by, the successors and assigns of the Company and the Holders of Securities.



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The rights and obligations of the Securityholders under this Agreement may only be assigned with the prior written consent of the Company and the Holders of at least a majority of each class of the then outstanding Securities. This Agreement shall be binding upon the Company and its successors and assigns and each Securityholder and his heirs, personal representatives, successors and assigns.

               (C) Further Execution. The parties hereto agree to execute any additional documents or instruments necessary to carry out the purposes of this Agreement.

               (D) Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the domestic laws of the State of Delaware applicable to contracts made and to be performed in that state without giving any effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

               (E) Headings. The headings herein are solely for the convenience of the parties and shall not serve to modify or interpret the text of the Sections at the beginning of which they appear.

               (F) Severability. In the event that any court or any governmental authority or agency declares all or any part of any Section of this Agreement to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Agreement, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

               (G) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original but all of which shall together constitute one and the same document.

               (H) Entire Agreement. This Agreement constitutes the entire agreement by and among the parties hereto with respect to the subject matter hereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

ATTEST:                                   PARK 'N VIEW, INC.


                                          By:  /s/ Ian Williams
------------------------------                 --------------------------------
Secretary


                                          Existing Investors whose signatures
appear on Exhibit A hereto, and the Investors whose signatures appear on Exhibit B hereto.



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                                   EXHIBIT A






                                   Park 'N View General Partner, Inc.



                              By:     /s/ Ian Williams
                                 ----------------------------------------------
                                      Name:       Ian Williams
                                      Title:      President




                              /s/ Ian Williams
                              -------------------------------------------------
                                  Ian Williams



                              /s/ Sam Hashman
                              -------------------------------------------------
                                  Sam Hashman



                              /s/ Monte Nathanson
                              -------------------------------------------------
                                  Monte Nathanson



                              Nelgo Investments


                                           By:  /s/ Daniel K. O'Connell
                                              ---------------------------------
                                           Name:  Daniel K. O'Connell
                                           Title:  General Partner

                                   EXHIBIT B


I.    APA EXCELSIOR IV, L.P.

By:      APA EXCELSIOR IV PARTNERS, L.P.
         (Its General Partner)

         By:  PATRICOF & CO. MANAGERS, INC.
         (Its General Partner)


                  By:  /s/ Robert Chefitz
                     -------------------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.



II.   APA EXCELSIOR IV OFFSHORE, L.P.

By:      PATRICOF & CO. VENTURES, INC., INVESTMENT ADVISOR


                  By:  /s/ Robert Chefitz
                     -------------------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.



III.  THE P/A FUND, L.P.

By:      APA PENNSYLVANIA PARTNERS, L.P.
         (Its General Partner)


                  By:  /s/ Robert Chefitz
                     -------------------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.



 /s/  Michael Willner
----------------------------------------------
Michael Willner



                                      12